                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Sec.#240.14a-12

                                NEUBERGER BERMAN INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

                                       NOT APPLICABLE
-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                                                          [LOGO]

                             NEUBERGER BERMAN INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 10, 2001

Dear Stockholder:

    The annual meeting of stockholders of NEUBERGER BERMAN INC. (the "Company"), will be held on Thursday, May 10, 2001, at 10:00 A.M., at the offices of the Company, 41st Floor, 605 Third Avenue, New York, New York 10158.

    At the meeting, you will be asked to

    1.  elect the Company's entire Board of Directors,

    2.  ratify the selection of the Company's independent auditors for 2001,

    3.  ratify the Company's Employee Stock Purchase Plan, and

    4. act upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

    The Board of Directors has set the close of business on March 15, 2001, as the record date for determining stockholders entitled to receive notice of the meeting and to vote at the meeting.

                                                       Sincerely,

                                                       /s/ Kevin Handwerker
                                                       Kevin Handwerker
                                                       SECRETARY

                                                       March 23, 2001

    YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY BY PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY VOTE BY USING THE TELEPHONE, VOTING ON THE INTERNET OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR VOTE AT ANY TIME BEFORE THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR PROXY VOTE WILL NOT BE USED.

                             NEUBERGER BERMAN INC.
                                605 THIRD AVENUE
                            NEW YORK, NEW YORK 10158

                                PROXY STATEMENT

                            ------------------------

                                    CONTENTS

The Annual Meeting..........................................      2

Stock Ownership.............................................      4

Proposal 1--Election of Directors...........................      6

Executive Compensation......................................     11

Stock Price Performance Graph...............................     17

Certain Relationships and Related Transactions..............     18

Report of Audit Committee...................................     20

Proposal 2--Selection of Independent Auditors...............     21

Proposal 3--Employee Stock Purchase Plan....................     22

Section 16(a) Beneficial Ownership Reporting Compliance.....     26

Future Stockholder Proposals................................     26

Other Matters...............................................     27

Cost of Annual Meeting and Solicitation.....................     27

Voting by Telephone or the Internet.........................     27

Additional Information about the Company....................     27

Appendix A

    Audit Committee Charter.................................    A-1

                               THE ANNUAL MEETING

SOLICITATION OF YOUR VOTE

    The Board of Directors of NEUBERGER BERMAN INC. (the "Company") is soliciting your vote at the Company's 2001 annual meeting of stockholders.

TIME AND PLACE OF THE ANNUAL MEETING

    The meeting will be held on Thursday, May 10, 2001, at 10:00 A.M., at the offices of the Company, 41st Floor, 605 Third Avenue, New York, New York. If necessary, the meeting may be adjourned or postponed.

MATERIALS BEING PROVIDED TO YOU

    On or about March 27, 2001, the Company is sending or giving stockholders a copy of the Company's Annual Report to Stockholders for 2000, this Proxy Statement, a proxy card and a postage prepaid envelope for returning the proxy card.

MATTERS BEING VOTED ON

        ELECTION OF BOARD OF DIRECTORS. There are twelve nominees. You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees.

        RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 2001. You may vote in favor of this proposal, against this proposal or abstain from voting.

        RATIFICATION OF EMPLOYEE STOCK PURCHASE PLAN. You may vote in favor of this proposal, against this proposal or abstain from voting.

HOW TO VOTE

    You may vote in person at the annual meeting or by proxy without attending the annual meeting. To vote by proxy, you must either

    - complete the enclosed PROXY CARD, sign and date it and return it in the enclosed postage prepaid envelope,

    - vote by TELEPHONE--please see the instructions on the enclosed proxy card, or

    - vote on THE INTERNET--please see the instructions on the enclosed proxy card.

    If you vote by proxy, you may change your vote at any time before your shares are voted at the annual meeting. You may revoke your vote by giving written notice to the Secretary of the Company (at the address on the cover page), by voting a new proxy (using a new proxy card, by telephone or on the Internet) or by attending the annual meeting and voting in person.

HOW PROXIES ARE COUNTED IF YOU DON'T VOTE ON SOME MATTERS

    If you are voting by proxy, you should specify your choices. If you do not give instructions, the people named on the proxy card intend to vote FOR

    - the election of the twelve nominees for Director,

    - ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for 2001, and

    - ratification of the Company's Employee Stock Purchase Plan.

OTHER MATTERS AT THE ANNUAL MEETING

    If any other matters are properly presented for a vote at the annual meeting, the people named on the proxy card will vote the shares in their discretion. The Board of Directors does not know of any other matters that are to come before the annual meeting.

STOCKHOLDERS WHO CAN VOTE AT THE ANNUAL MEETING

    Stockholders who owned shares at the close of business on March 15, 2001 (the "Record Date") are entitled to notice of the annual meeting and to vote at the annual meeting.

HOW MANY SHARES CAN BE VOTED

    As of the Record Date, there were 48,874,909 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), outstanding and entitled to vote at the annual meeting. The Common Stock is the only outstanding class of voting securities of the Company. You are entitled to one vote for each share of Common Stock you owned at the close of business on the Record Date.

VOTES NEEDED TO HOLD THE ANNUAL MEETING AND TO APPROVE THE PROPOSALS

    A majority of the shares that can be voted is necessary for a quorum to transact business at the annual meeting, whether cast in person or by proxy. Please vote by proxy even if you plan to attend the annual meeting, so that the Company will know as soon as possible that enough votes will be present to hold the meeting.

    A nominee for Director will be elected if he or she receives a plurality of votes cast at the meeting.

    The proposals to ratify the selection of Arthur Andersen LLP as the Company's independent auditors and to ratify the Company's Employee Stock Purchase Plan will be approved if they receive the vote of a majority of the votes cast at the meeting.

    Please see "Stock Ownership" (page 4) for information on stockholders who control more than 5% of the Common Stock.

STOCKHOLDERS WHO DON'T VOTE

    Some stockholders hold shares in street name. If you don't vote your shares held in street name, your broker CAN vote your shares on any of the matters scheduled to come before the meeting. If you don't vote your shares held in street name, and your broker DOESN'T vote them, the vote will be a "broker non-vote." It will be counted only as present for purposes of determining whether the meeting can be held. It will not have an effect on the outcome of any of the matters scheduled to come before the meeting.

    Some stockholders hold shares in their own name. If you don't vote your shares held in your name, your shares will not be voted.

VOTES TO "ABSTAIN"

    If you vote to "abstain" on any matter, it has the same effect as a vote against that matter.

ADJOURNED OR POSTPONED MEETING

    If the meeting is adjourned or postponed, your proxy will still be valid and may be voted at the resumed or new meeting. You will still be able to change your vote until your proxy is voted or you attend the meeting and vote in person.

                                STOCK OWNERSHIP

    The following table shows the beneficial ownership of Common Stock by

    - each Director of the Company,

    - each person who is known to the Company to own beneficially more than 5% of the Common Stock,

    - each Executive Officer named in the Summary Compensation Table, and

    - all current Executive Officers and Directors of the Company as a group.

    The information is as of February 16, 2001 and is based, in part, upon information provided by the persons shown.

                                                                                                  PERCENT OF SHARES OF
                                                                                                      COMMON STOCK
NAME OF BENEFICIAL OWNER (AND ADDRESS OF BENEFICIAL OWNERS OF MORE  NUMBER OF SHARES OF COMMON       OUTSTANDING ON
                     THAN 5% OF COMMON STOCK)                       STOCK BENEFICIALLY OWNED(1)    FEBRUARY 16, 2001
------------------------------------------------------------------  ---------------------------   --------------------
Neuberger Berman Employee Defined Contribution Stock Incentive
  Plan Trust(2)..............................................                4,264,344                     8.72%

ADDRESS:
c/o Neuberger Berman Trust Company
605 Third Avenue
New York, NY 10158

Richard A. Cantor(3).........................................                1,476,589(4)                  3.02%

Nathan Gantcher..............................................                      314(5)                     *

David W. Glenn...............................................                    4,176(6)                     *

Michael M. Kassen(3).........................................                1,222,430(7)                  2.50%

Jeffrey B. Lane(3)...........................................                  644,637(8)                  1.32%

Jon C. Madonna...............................................                    5,176(6)                     *

Robert Matza(3)..............................................                  391,285(9)                     *

Jack H. Nusbaum..............................................                   14,176(6)                     *

Heidi L. Schneider(3)........................................                  652,114(10)                 1.33%

Marvin C. Schwartz(3)........................................                4,937,411(11)                10.10%

ADDRESS:
605 Third Avenue
New York, NY 10158

Peter E. Sundman(3)..........................................                  389,598(12)                    *

Lawrence Zicklin(3)..........................................                1,592,207(13)                 3.26%

All current Directors and Executive Officers as a Group
  (13 people)................................................               11,354,232(14)                23.23%

--------------------------

* Less than 1%.

(1) Except as otherwise indicated, the people shown in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Please see the information contained in the footnotes to this table regarding the amount of shares the owner has the right to acquire within 60 days through the exercise of options.

(2) Following the completion of the Company's initial public offering, the Company made an irrevocable contribution of 4,264,344 shares of Common Stock to the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust. The Trust holds these shares for participants in the Company's Employee Defined Contribution Stock Incentive Plan, which include employees of the Company and Directors of the Company who are not employees of the Company or its affiliates. The Trustee votes the shares of the Trust in accordance with the instructions of the participants to whom shares have been allocated. The right of a participant to receive shares allocated to his or her account generally becomes vested, and the shares become distributable to the participant, in three equal installments on the second, third and fourth anniversaries of the allocation to the participant, subject to the satisfaction of certain conditions.

(3) These people are former principals of Neuberger Berman, LLC. They, other former principals of Neuberger Berman, LLC and their family affiliates are parties to a Stockholders Agreement. As of February 16, 2001, there were 37,211,290 shares of Common Stock subject to the Stockholders Agreement, representing approximately 76.12% of the Company's outstanding Common Stock as of February 16, 2001. Under the Stockholders Agreement, there is a preliminary vote by certain stockholders who have agreed to vote their shares in accordance with a majority of the shares that voted in the preliminary vote. As of February 16, 2001, there were 29,607,028 shares of Common Stock subject to the preliminary vote requirement, representing approximately 60.56% of the Company's Common Stock as of February 16, 2001. Mr. Cantor and Mr. Zicklin are not subject to the preliminary vote requirement because they are no longer employed by the Company. See "Certain Relationships and Related Transactions--Stockholders Agreement" (page 18).

(4) Includes 1,187,756 shares held by Cantor Associates, L.P., with respect to which Mr. Cantor has sole voting and investment control as the sole stockholder of its sole general partner, as to which he disclaims beneficial ownership. Also includes 1,858 shares held through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust.

(5) Held through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust.

(6) Includes 2,176 shares held through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust and options to buy 2,000 shares, exercisable within 60 days.

(7) Includes 337,804 shares held by Kassen Associates, L.P., with respect to which Mr. Kassen has sole voting and investment control as the sole stockholder of its sole general partner, 3,983 shares held through the Company's Long-Term Incentive Plan and options to buy 20,000 shares, exercisable within 60 days.

(8) Includes 8,430 shares held through the Company's Long-Term Incentive Plan and options to buy 100,000 shares, exercisable within 60 days.

(9) Includes 4,721 shares held through the Company's Long-Term Incentive Plan and options to buy 60,000 shares, exercisable within 60 days.

(10) Includes 65,340 shares held by Steiger Associates, L.P., with respect to which Mrs. Schneider has sole voting and investment control as the sole stockholder of its sole general partner, 1,896 shares held through the Company's Long-Term Incentive Plan and options to buy 40,000 shares, exercisable within 60 days.

(11) Includes 1,917,397 shares held by Schwartz CS Associates, L.P., with respect to which Mr. Schwartz has sole voting and investment control as the sole stockholder of its sole general partner, and 1,917,397 shares held by Schwartz ES Associates, L.P., with respect to which Mr. Schwartz has sole voting and investment control as the sole stockholder of its sole general partner.

(12) Includes 130,788 shares held by Sundman Associates, L.P., with respect to which Mr. Sundman has sole voting and investment control as the sole stockholder of its sole general partner, 4,721 shares held through the Company's Long-Term Incentive Plan and options to buy 60,000 shares, exercisable within 60 days.

(13) Includes 768,525 shares held by Zicklin Associates, L.P., with respect to which Mr. Zicklin has sole voting and investment control as the sole stockholder of its sole general partner, as to which he disclaims beneficial ownership. Also includes 1,858 shares held through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust.

(14) Includes 29,308 shares held through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan Trust, 25,120 shares held through the Company's Long-Term Incentive Plan and options to buy 290,000 shares, exercisable within 60 days.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Under the Company's By-Laws, the Board of Directors has set the number of Directors at twelve. The Board of Directors has nominated all of the current Directors for re-election at the 2001 annual meeting. The one-year terms of all the current Directors expire at the annual meeting or until their successors are elected. Directors are elected by a plurality of the votes cast.

    Directors elected at the 2001 annual meeting will hold office until the 2002 annual meeting or until their successors are elected. Each of the nominees has consented to serve as a Director if elected at the annual meeting. If any nominee becomes unable to serve for any reason--which is not anticipated--the Board of Directors may designate substitute nominees (unless the Board of Directors reduces the number of Directors). If there are substitute nominees, the people named on the proxy card will vote for the election of the substitute nominees.

    Listed in the table below are the ages of the nominees, their positions with the Company, their business experience during the past five years and their directorships in other public companies.

RICHARD A. CANTOR (age 68)

    - Vice Chairman of the Board (non-executive) and Director of the Company since October 1999

    - Executive Principal of Neuberger Berman, LLC from 1996 to October 1999

    - Oversaw the firm's mutual fund and institutional business from 1991 to October 1999

    - Partner of Neuberger Berman, LLC's predecessor from 1974 until 1996

    - Chairman of Neuberger Berman Management Inc. from 1991 to May 2000 and a Director of that company from 1988 until February 2001

NATHAN GANTCHER (age 60)

    - Director of the Company since January 2001

    - Private investor since October 1999

    - Vice Chairman, CIBC World Markets from 1997 to September 1999

    - President, Chief Operating Officer and Co-Chief Executive Officer of Oppenheimer & Co., Inc. from 1983 to 1997

    - Director of ClickSoftware, Inc. and Mack-Cali Realty, L.P.

DAVID W. GLENN (age 57)

    - Director of the Company since December 1999

    - Director of the Federal Home Loan Mortgage Corporation ("Freddie Mac") since 1990

    - Vice Chairman of Freddie Mac since June 2000 and President since 1990

    - Chief Operating Officer of Freddie Mac since November 1989

MICHAEL M. KASSEN (age 48)

    - Executive Vice President, Chief Investment Officer and Director of the Company since October 1999

    - Executive Vice President and Chief Investment Officer of Neuberger Berman, LLC since October 1999

    - Joined the predecessor of Neuberger Berman, LLC as a portfolio manager in June 1990, and was a Partner of that company from 1993 until 1996, when he became a Principal

    - Director of Neuberger Berman Management Inc. since April 1996 and Chairman of that company since May 2000

    - Executive Vice President and Chief Investment Officer of Neuberger Berman Management Inc. from November 1999 until May 2000 and Vice President of that company from June 1990 until November 1999

    - Trustee of three registered investment companies in Neuberger Berman family of mutual funds

JEFFREY B. LANE (age 58)

    - President, Chief Executive Officer and Director of the Company since October 1999

    - President and Chief Executive Officer of Neuberger Berman, LLC since October 1999

    - Chief Administrative Officer of Neuberger Berman, LLC from July 1998 until October 1999

    - Principal of Neuberger Berman, LLC from December 1998 until October 1999

    - Director of Neuberger Berman Trust Company from June 1999 until November 2000

    - Director of Neuberger Berman Management Inc. since February 2001

    - Previously employed by Primerica Corp. (subsequently known as Travelers Group Inc.) from February 1990 until July 1998, where he served in several capacities, including

       - President of Primerica Holdings from February 1990 to February 1991

       - Vice Chairman of Smith Barney (then a subsidiary of Primerica) from February 1991 through December 1995

       - Vice Chairman of Travelers Group Inc. from January 1996 to July 1998

JON C. MADONNA (age 57)

    - Director of the Company since December 1999

    - President of DigitalThink, Inc. since 2001 and a Director of that company since January 2000

    - President and Chief Executive Officer of Carlson Wagonlit Travel from 1998 to December 2000

    - Vice Chairman of Travelers Group Inc. and Vice Chairman of Travelers Property and Casualty from 1997 to 1998

    - Chairman and Chief Executive Officer of KPMG Peat Marwick, USA from 1990 to 1996 and Chairman of KPMG International from 1995 to 1997

    - Director of Tidewater, Inc.

ROBERT MATZA (age 44)

    - Executive Vice President and Director of the Company since October 1999

    - Chief Operating Officer of the Company and Neuberger Berman, LLC since January 2001

    - Chief Administrative Officer of the Company and Neuberger Berman, LLC from October 1999 to January 2001

    - Executive Vice President of Neuberger Berman, LLC and the head of the firm's Professional Securities Services segment since October 1999

    - Operations Principal of Neuberger Berman, LLC from April 1999 to October 1999

    - Director of Neuberger Berman Management Inc. since April 2000

    - Previously Vice President and Deputy Treasurer of Citigroup, Inc. (formerly known as Travelers Group Inc.) from October 1998 to April 1999

    - Vice President and Treasurer of Travelers Group Inc. from July 1996 to October 1998

    - Previously employed by Lehman Brothers Inc. and Lehman Brothers Holdings Inc. where he served in several capacities, including

       - Chief Financial Officer and Member of the Corporate Management Committee of Lehman Brothers Holdings Inc. from January 1994 to July 1996

       - Chief Financial Officer and a Director of Lehman Brothers Inc. from January 1994 to July 1996, and Managing Director of Lehman Brothers Inc. from 1992 to July 1996

JACK H. NUSBAUM (age 60)

    - Director of the Company since December 1999

    - Chairman of the law firm of Willkie Farr & Gallagher, and has been a partner of that firm for over 25 years

    - Director of W.R. Berkley Corporation, Pioneer Companies, Inc., Prime Hospitality Corp., Strategic Distribution, Inc., Hirschl & Adler Galleries, Inc. and The Topps Company, Inc.

HEIDI L. SCHNEIDER (age 47)

    - Executive Vice President and Director of the Company since October 1999

    - Executive Vice President of Neuberger Berman, LLC and the head of the firm's Private Asset Management segment since October 1999

    - Chair and a Director of Neuberger Berman National Trust Company since January 2001, Chair and a Director of Neuberger Berman Trust Company of Delaware since February 2000 and Director of Neuberger Berman Trust Company, of which she was Chair from September 1999 until January 2001

    - Joined the predecessor of Neuberger Berman, LLC in January 1986, became a Principal of the firm in 1993 and has directed the firm's Private Asset Management national sales and client service force since 1986

    - Director of Neuberger Berman Management Inc. since February 2001

MARVIN C. SCHWARTZ (age 59)

    - Vice Chairman and Director of the Company since October 1999

    - Managing Director of Neuberger Berman, LLC since October 1999

    - A senior portfolio manager at Neuberger Berman, LLC (and its predecessor) since 1967; joined the firm in 1961

    - Partner of the predecessor of Neuberger Berman, LLC from 1967 and Principal from 1996 until October 1999

    - Director of Neuberger Berman Management Inc. from 1990 to April 1996

PETER E. SUNDMAN (age 41)

    - Executive Vice President and a Director of the Company since October 1999

    - Executive Vice President of Neuberger Berman, LLC and the head of the firm's Mutual Funds and Institutional segment since October 1999

    - Principal of Neuberger Berman, LLC from 1997 until October 1999

    - President and a Director of Neuberger Berman Management Inc. since October 1999

    - Director of Institutional Services of Neuberger Berman Management Inc. from February 1988 until January 1996

    - Senior Vice President of Neuberger Berman Management Inc. from January 1996 until October 1999

    - Trustee of three registered investment companies in Neuberger Berman family of mutual funds

LAWRENCE ZICKLIN (age 64)

    - Chairman of the Board (non-executive) and Director of the Company since October 1999

    - Partner of Neuberger Berman, LLC's predecessor from 1969 until 1996

    - Managing Principal and Chief Executive Officer of Neuberger Berman, LLC from 1975 to October 1999 (Managing Partner of its predecessor until 1996)

    - Director of Neuberger Berman Management Inc. from 1974 until February 2001

EXECUTIVE OFFICERS

    The Company's executive officers, who serve at the pleasure of the Board of Directors, are Mr. Lane, Mr. Kassen, Mr. Matza, Mr. Sundman, Mrs. Schneider and Matthew S. Stadler. Set forth below is information regarding Mr. Stadler, including his age, positions with the Company and business experience during the past five years.

MATTHEW S. STADLER (age 46)

    - Chief Financial Officer and a Senior Vice President of the Company since August 2000

    - Chief Financial Officer and a Senior Vice President of Neuberger Berman, LLC and Neuberger Berman Management Inc. since August 2000

    - Controller of Neuberger Berman, LLC from November 1999 to August 2000

    - Senior Vice President and Chief Financial Officer of National Discount Brokers Group from May 1999 until October 1999

    - Senior Vice President and Chief Financial Officer of Santander Investment Securities Inc. from August 1994 until April 1999

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors met six times during 2000. Each of the Directors serving on the Board of Directors in 2000 attended at least 75% of all meetings of the Board of Directors and committees of which he or she was a member held while he or she was a Director. Mr. Gantcher began serving as a Director in January 2001.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has, as standing committees, an Executive Committee, an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

    EXECUTIVE COMMITTEE. The Executive Committee consists of Mr. Kassen, Mr. Lane, Mr. Matza, Mr. Sundman and Mrs. Schneider. The Executive Committee, which meets during intervals between the meetings of the Board of Directors, has and may exercise all the powers and authority of the Board of Directors in the management of the property, business and affairs of the Company, except for certain actions that by law may not be delegated to a committee of the Board.

    AUDIT COMMITTEE. The Audit Committee consists of Mr. Madonna, who chairs the Committee, Mr. Gantcher and Mr. Glenn. The Audit Committee recommends the firm to be appointed as independent auditors to audit the Company's financial statements and to perform services related to the audit; reviews the results of the annual audit of the Company's financial statements conducted by the Company's independent auditors; reviews the other services provided by the Company's independent auditors;

considers the independence of the Company's independent auditors; reviews proposed changes in the Company's financial and accounting standards and principles; reviews the Company's policies and procedures with respect to its internal accounting, auditing and financial controls; and considers such other matters that may come before the Audit Committee from time to time. The Audit Committee met five times during 2000. Mr. Gantcher joined the Audit Committee in January 2001. See "Report of Audit Committee" (page 20).

    COMPENSATION COMMITTEE. The Compensation Committee consists of Mr. Glenn, who chairs the Committee, Mr. Lane, Mr. Kassen, Mr. Matza and Mr. Madonna. The Compensation Committee oversees the compensation and benefits of the firm's management and employees. The Compensation Committee has established a subcommittee composed solely of Mr. Glenn and Mr. Madonna. This subcommittee is responsible for: reviewing and making recommendations as to the compensation of the Company's Chief Executive Officer, its four other most highly compensated executive officers and any other individuals whose compensation the Compensation Committee anticipates may become subject to Section 162(m) of the Internal Revenue Code; approving any awards of stock or options to those of the Directors who are officers or employees of the Company and to other individuals who are "officers" for purposes of Section 16 of the Exchange Act; and administering certain elements of the Company's annual performance incentive plan. The Compensation Committee met five times during 2000. See "Executive Compensation--Report of the Compensation Committee On Executive Compensation" (page 11).

    The Board of Directors may from time to time establish other committees to facilitate the management of the firm.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company or its affiliates do not receive any additional compensation for serving as a Director. Non-employee Directors receive compensation for serving as a Director, as described below. The Company reimburses all Directors for reasonable and necessary expenses they incur in performing their duties as Directors.

    In January 2000, the non-employee Directors then in office (Mr. Cantor, Mr. Glenn, Mr. Madonna, Mr. Nusbaum and Mr. Zicklin) each received a grant of 1,858 restricted shares of the Company's Common Stock through the Neuberger Berman Employee Defined Contribution Stock Incentive Plan, which shares were valued at $50,000 at the time of the grant. In March 2000, Mr. Glenn, Mr. Madonna and Mr. Nusbaum each received a grant of options to purchase 10,000 shares of Common Stock, which expire on March 27, 2010. Mr. Gantcher joined the Board of Directors in January 2001.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                                    NOMINEES

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    COMMITTEE RESPONSIBILITIES. The Compensation Committee (the "Committee"), or a sub-committee thereof comprised entirely of non-employee Directors (the "Non-Employee Sub-Committee"), is responsible for oversight of executive compensation and succession planning for the Chief Executive Officer ("CEO"), members of the Executive Committee, all senior officers (Managing Directors and Senior Vice Presidents of the Company's subsidiaries) and other managerial personnel. The Non-Employee Sub-Committee is primarily responsible for the compensation decisions relating to the CEO and the four next most highly compensated executive officers (the "Named Executive Officers") and stock and stock option grants pursuant to the Company's Long-Term Incentive Plan. In 2000, the members of the Non-Employee Sub-Committee were David W. Glenn, who acts as chair, and Jon C. Madonna.

    GOAL AND POLICIES. The Company's compensation philosophy and policy is intended to attract and retain top managerial talent to lead the Company through the use of competitive compensation packages that seek to motivate superior performance and align the financial interests of management with those of stockholders of the Company. The program emphasizes performance-based pay over fixed salary and bases long-term pay on the performance of the Company's stock. The Company informally monitors the compensation paid to senior executive officers in the other companies within the Company's peer group, as well as other companies it views as competitors in the market for executive talent in the financial services business and seeks to provide compensation to its senior executive officers that is in line with the compensation paid by such other companies.

    TOTAL COMPENSATION. The elements of total compensation for the Company's executive officers include annual salary, annual bonus and awards of stock options under the Company's Long-Term Incentive Plan.

    CASH COMPENSATION. Cash compensation is made up of base salary and an annual performance bonus. The Committee reviews the performance of a particular executive as a primary factor in determining the cash portion of his or her compensation. The salary and bonus of similarly situated senior executives at competing firms, the level of experience and the executive's ability to increase stockholder value are also considered. In general, base salaries for executive officers are reviewed for appropriateness every year and a subjective determination is made with respect to changes thereto.

    An executive officer's ability to meet quantitative performance goals is central to the determination of the annual bonus award. While the factors can vary from year to year, key indicators such as growth of earnings per share, growth of revenue, growth of assets under management, growth of earnings before interest, taxes, depreciation and amortization, controlling expenses, relative investment and/or financial performance versus a peer group of companies and performance of the Company's individual business units are important measures in determining the amount of the bonus. While the achievement of performance goals in 2000 was sufficient for the Non-Employee Sub-Committee to authorize the payment of the targeted annual bonus for 2000 for each of the Named Executive Officers, the Company wanted to achieve greater net cash flows from all business units and greater productivity of the Private Asset Management ("PAM") client consultants. As a result, each of the Named Executive Officers agreed to take a voluntary ten percent reduction in their targeted annual bonus for 2000. The Non-Employee Sub-Committee accepted the voluntary reduction and lowered the annual bonus for 2000 by ten percent for each of the Named Executive Officers.

    STOCK OPTIONS. The Committee believes that the use of stock options to incentivise senior executives and further link the interests of these individuals who lead the Company with those of the Company's stockholders is crucial to the future success of the Company and the long-term creation of stockholder value. In order to implement an effective option strategy, the Committee retained the executive compensation consulting firm of Watson Wyatt Worldwide ("Watson Wyatt") to assist in the development of a stock option program for the Named Executive Officers, certain other officers and the Board of Directors. Watson Wyatt recommended an option strategy for the Company based on a market analysis study that it performed that considered, among other things, the Company's outstanding profitability as compared to a peer group consisting of publicly-traded asset management companies of comparable size; the Company's return on equity; financial performance; its need to recruit and retain senior executive talent; and a comparison of the Company's total cash compensation to the total direct compensation (which included non-cash components) of competitors in the marketplace.

    Based on the advice of Watson Wyatt, in 2000, the Non-Employee Sub-Committee granted stock options with a reload feature to the senior executives, twenty percent of which will become exercisable on March 27, 2001, with an additional twenty percent becoming exercisable on each March 27 over the next four years, assuming continued employment. The reload options, more fully described in a footnote to the "Option Grants in 2000" table, allow the holder to use previously owned shares of the Company's Common Stock to satisfy the exercise price of the option and to elect to use shares acquired by the exercise to satisfy any taxes. The grant of options was made pursuant to the Company's Long-Term Incentive Plan.

    MR. LANE'S 2000 COMPENSATION. Mr. Lane's base salary for 2000 was set by the Non-Employee Sub-Committee at $1,000,000 based on the recognition by the Non-Employee Sub-Committee that Mr. Lane was taking over a newly public asset manager and was charged with the responsibility of growing the Company and leading it into the future. Mr. Lane's 2000 annual bonus of $1,800,000 was based on the attainment of specific goals set by the Non-Employee Sub-Committee for 2000. These goals included: the achievement of overall positive net cash flow in the mutual fund and sub-advised account business for the final three quarters of 2000; a growth in the size and productivity of the PAM client consultant force; leveraging the existing operating platform to increase profitability in the Professional Securities Services segment; diversifying products; and strategically acquiring new businesses to increase assets under management and to expand the products the Company offers its clients. As discussed above, Mr. Lane's 2000 annual bonus reflects a voluntary ten percent reduction from the targeted amount for 2000. Additionally, Mr. Lane voluntarily elected to defer a portion of his cash bonus to be used to purchase shares of restricted stock under the Company's Long-Term Incentive Plan. As a result, Mr. Lane received total cash compensation for 2000 of $2,300,029 and restricted stock valued at $672,293. Based on the recommendation of Watson Wyatt as part of the Company's option strategy with respect to its top executive officers, Mr. Lane was awarded a total of 500,000 options on the Company's stock in two separate grants during 2000. These options were awarded to Mr. Lane in part for his achievement in taking the Company public, but also as further incentive to increase stockholder value.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code places a limit on the tax deduction that a publicly-held company can take for compensation over $1,000,000 paid to certain "covered employees" (generally the CEO and the other four most highly compensated executive officers), unless the section's requirements for performance-based compensation are met. The regulations under Section 162(m) provide an exemption for a period of time for compensation arrangements for a new publicly-held company that existed prior to the time the company became publicly-held (the "Private-to-Public Exemption"). All of the compensation earned and paid to the Named Executive Officers in 2000 was pursuant to compensation arrangements that existed prior to the date that the Company became publicly-held. As a result, all compensation paid to the Named Executive Officers for 2000 was fully deductible by the Company. The Company's Private-to-Public Exemption will expire after the Company's annual meeting of stockholders to be held in 2003. At that time, or such prior time that the Company no longer relies on the existing compensation arrangements, the Company will establish a policy with regard to Section 162(m). Although it is the Company's current intention to maximize corporate tax deductions wherever feasible, the Company also recognizes that in the competition for top executive talent there may arise situations in which the consideration of factors in addition to deductibility are in the best interests of the Company and its stockholders.

COMPENSATION COMMITTEE
David W. Glenn, CHAIR
Michael M. Kassen
Jeffrey B. Lane
Jon C. Madonna
Robert Matza

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The employee members of the Compensation Committee are Jeffrey B. Lane, President and Chief Executive Officer, Robert Matza, Executive Vice President and Chief Operating Officer and Michael M. Kassen, Executive Vice President and Chief Investment Officer. Mr. Kassen serves on the boards of trustees of three registered investment companies that are managed by two of the Company's affiliates. There were no other executive officers of the Company that served on the board of directors of other firms. David W. Glenn and Jon C. Madonna, who are not employees of the Company, also serve on the Compensation Committee.

    The following table sets forth, for each of the last three fiscal years, information regarding the compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers (each, a "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                                                             -----------------------
                                                   ANNUAL COMPENSATION(1)    RESTRICTED   SECURITIES
                                                   -----------------------     STOCK      UNDERLYING        ALL OTHER
NAME AND                                             SALARY      BONUS(2)    AWARDS(2)     OPTIONS       COMPENSATION(3)
PRINCIPAL POSITION                        YEAR        ($)          ($)          ($)          (#)               ($)
------------------                      --------   ----------   ----------   ----------   ----------   --------------------
JEFFREY B. LANE(4)....................    2000     1,000,000    1,300,029      672,293      500,000                      99
President and Chief Executive Officer     1999       231,410      375,000           --           --               1,473,575
                                          1998            --           --           --           --               1,780,778

MICHAEL M. KASSEN.....................    2000       750,000    1,338,774      317,644      100,000                      99
Executive Vice President and Chief        1999       173,558      328,125           --           --               5,396,214
  Investment Officer                      1998            --           --           --           --               9,319,076

ROBERT MATZA(5).......................    2000       500,000      620,004      376,500      300,000                  13,699(6)
Executive Vice President and Chief        1999       115,705      187,500           --           --                 693,884
  Operating Officer

HEIDI L. SCHNEIDER....................    2000       750,000    1,012,551      151,206      200,000                      99
Executive Vice President                  1999       173,558      234,375           --           --               2,582,990
                                          1998            --           --           --           --               4,058,566

PETER E. SUNDMAN......................    2000       500,000      620,004      376,500      300,000                      99
Executive Vice President                  1999       115,705      187,500           --           --                 982,787
                                          1998            --           --           --           --               1,563,857

------------------------

(1) Amounts that would be included under "Other Annual Compensation," if any, were below the threshold required for disclosure. Annual compensation reflects compensation paid effective after the Company's initial public offering.

(2) All of the Named Executive Officers deferred a portion of their annual bonus to purchase restricted stock through the Company's Long-Term Incentive Plan. The restricted stock awards are non-transferable and subject to forfeiture until vested. The restricted stock awards are subject to a "cliff" vesting on January 31, 2004, three years after the purchase date of January 31, 2001, assuming the individual is still employed by the Company. The restricted stock was purchased on a pre-tax basis at a 25% discount from the fair market value of the stock on the date of purchase. Under this arrangement, the fair market value of the Company stock was determined to be the average closing price of the stock as traded on the New York Stock Exchange for the ten days prior to the payment of the annual bonus. The Named Executive Officers receive dividends with respect to the restricted stock and have the right to vote during the vesting period. For 2000, Mr. Lane deferred $500,000, Mr. Kassen deferred $236,250, Mr. Matza deferred $280,000, Mrs. Schneider deferred $112,500 and Mr. Sundman deferred $280,000.

(3) The Company pays an annual $99 per participant premium for $50,000 in term life insurance, with another $50,000 accidental death benefit, for each of the Named Executive Officers. Amounts for 1998 and 1999 include income earned by the Named Executive Officers as former principals of Neuberger Berman, LLC and/or officers or shareholders of Neuberger Berman Management Inc., prior to the initial public offering of shares of the Company.

(4) Mr. Lane began employment at Neuberger Berman, LLC in July 1998.

(5) Mr. Matza began employment at Neuberger Berman, LLC in April 1999.

(6) Of this amount, $13,600 is a contribution made to Mr. Matza's account in the Neuberger Berman Profit Sharing and Pension Plan (the "Plan"). Mr. Matza received a contribution from the Company pursuant to the terms of the Plan that make eligible all employees who earn under $500,000 in salary and annual bonus. Mr. Matza became eligible for consideration of a contribution in April 2000, thereby excluding his salary prior to the date he became eligible and his 1999 annual bonus, paid in January 2000, in determining his eligibility. At his current compensation level, he will not be eligible for any future contributions from the Company under the Plan.

    The following table sets forth the number of options granted to the Named Executive Officers and the percentage the grants represent of all the options granted by the Company in 2000. No stock appreciation rights were granted in 2000. There were two separate option grants on March 27, 2000 and all options expire on the ten year anniversary of the grant date, or March 27, 2010. The final column approximates the present value of these options using a statistical option pricing model.

                             OPTION GRANTS IN 2000

                                                          PERCENT OF
                                                            TOTAL
                                                           OPTIONS
                                                           GRANTED
                                         NUMBER OF            TO
                                         SECURITIES       EMPLOYEES        EXERCISE                     GRANT DATE
                                     UNDERLYING OPTIONS   IN FISCAL        PRICE PER                     PRESENT
                                         GRANTED(1)          YEAR            SHARE         EXPIRATION    VALUE(2)
NAME                                        (#)              (%)            ($/SH)            DATE         ($)
----                                 ------------------   ----------   -----------------   ----------   ----------
JEFFREY B. LANE....................        250,000           8.91      32.000(3)           3/27/2010    1,685,500
                                           250,000           8.91      28.125              3/27/2010    1,960,000

MICHAEL M. KASSEN..................         50,000           1.78      32.000(3)           3/27/2010      337,100
                                            50,000           1.78      28.125              3/27/2010      392,000

ROBERT MATZA.......................        150,000           5.35      32.000(3)           3/27/2010    1,011,300
                                           150,000           5.35      28.125              3/27/2010    1,176,000

HEIDI L. SCHNEIDER.................        100,000           3.57      32.000(3)           3/27/2010      674,200
                                           100,000           3.57      28.125              3/27/2010      784,000

PETER E. SUNDMAN...................        150,000           5.35      32.000(3)           3/27/2010    1,011,300
                                           150,000           5.35      28.125              3/27/2010    1,176,000

------------------------

(1) All options awarded in 2000 have a reload feature. The reload feature enables the option holder, in certain circumstances, to receive a grant of additional options ("reload options") upon the exercise of existing (initial) options. Under the reload program, an option holder can use the Company's Common Stock he or she has owned for at least six months and/or purchased on the open market to pay the exercise price of his or her options and have shares of Common Stock withheld for payment of taxes due on exercise. Upon the exercise of an option with the reload feature, the employee receives a new reload option to make up for the shares used for exercise or withheld for taxes. In addition, to receive an option with the reload feature, the holder must be an employee or director of the Company at the time the option is exercised. Any reload option granted will have a strike price equal to the fair market value of the Company Common Stock established on the day the initial option is exercised and the same expiration date as the initial option. The reload option can be exercised when the fair market value of Company Common Stock exceeds the exercise price of the reload option by 20% and such option has been held for at least six months. The reload feature allows the holder to make up for the shares he or she used to pay the exercise price or had withheld for taxes--effectively maintaining, as closely as possible, the holder's net equity position in the Company. Company Common Stock received as a result of the exercise of an option is restricted from sale for: (i) two years if a reload option is received; or (ii) one year if no reload option is received.

(2) The "grant date present value" numbers were derived by application of the Black-Scholes option pricing model. The following assumptions were used in employing the model: the stock price volatility was calculated using the monthly closing prices of common stock of a peer group for the five years ended March 2000; the risk-free interest rate for each option grant was the average yield of the 5-year Treasury bond for the month of the date of grant; the dividend yield, based on the actual annual dividend rate for 2000, was assumed to be constant over the life of the option; since the options vest at a rate of 20% per year, exercise was assumed to occur approximately five years after the grant date;

    the values arrived at through this modeling were discounted by 18.13% to reflect the reduction in value of the options due to the 2-year holding period applied to Company stock obtained by exercise of the reload option as provided for by the Stock Option Agreement between the holder and the Company.

(3) The exercise price of this tranche is the same as the offering price for the Company's stock on the date of the Company's initial public offering, which was out-of-the-money on March 27, 2000.

    The following table sets forth the number of securities underlying options held by the Named Executive Officers at the end of 2000 and the value of those options, based on the stock's closing price, on December 29, 2000. None of the Named Executive Officers exercised any of the options held by them in 2000. The options awarded are subject to a five-year straight line vesting schedule, with twenty percent vesting on each March 27 beginning in 2001.

                          2000 YEAR-END OPTION VALUES

                                                                                  VALUE OF UNEXERCISED
                                                        NUMBER OF SECURITIES          IN-THE-MONEY
                                                       UNDERLYING UNEXERCISED          OPTIONS AT
                                                     OPTIONS AT FISCAL YEAR-END     FISCAL YEAR-END
                                                                (#)                       ($)
                                                           EXERCISABLE /             EXERCISABLE /
                       NAME                                UNEXERCISABLE             UNEXERCISABLE
---------------------------------------------------  --------------------------   --------------------
JEFFREY B. LANE....................................           0 / 500,000            0 / 25,500,000

MICHAEL M. KASSEN..................................           0 / 100,000             0 / 5,100,000

ROBERT MATZA.......................................           0 / 300,000            0 / 15,300,000

HEIDI L. SCHNEIDER.................................           0 / 200,000            0 / 10,200,000

PETER E. SUNDMAN...................................           0 / 300,000            0 / 15,300,000

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with each individual who was a principal of Neuberger Berman, LLC and who continued to be actively employed following the Company's initial public offering in October 1999. Mr. Lane, Mr. Kassen, Mr. Matza, Mr. Sundman and Mrs. Schneider, among others, have entered into such employment agreements. Each employment agreement had an initial term through December 31, 2000 but continued after December 31, 2000 with no set term. The employment agreement requires each such executive officer to devote his or her entire working time to the business and affairs of the firm. The agreement generally may be terminated at any time by either that executive officer or the firm on 90 days' prior written notice. Each of these executive officers have also entered into non-competition agreements. See "Certain Relationships and Related Transactions--Non-Competition Agreements" (page 18).

                         STOCK PRICE PERFORMANCE GRAPH

    The following graph sets forth the performance of an investment in Common Stock from October 7, 1999, the date of the Company's initial public offering, through December 31, 2000. It compares such performance with an investment in the S&P 500 Index and an investment in the S&P Financial Index over the same period.

    The graph assumes $100 was invested on October 7, 1999 in each of the Common Stock, the S&P 500 Index and the S&P Financial Index and the reinvestment of dividends on the date of payment without payment of any commissions. Dollar amounts in the graph are rounded to the nearest whole dollar. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          NEUBERGER BERMAN INC.  S&P 500 INDEX  S&P FINANCIAL INDEX
10/31/99                  90.62          102.9               111.14
11/30/99                  86.32         104.99               105.84
12/31/99                  77.74         111.17               103.74
1/31/00                   77.85         105.59               100.38
2/29/00                   80.79          103.6                89.63
3/31/00                   88.45         113.73               106.09
4/30/00                  103.46          110.3               102.82
5/31/00                  110.34         108.04               109.77
6/30/00                  146.02         110.71               103.24
7/31/00                  156.49         108.98               113.87
8/31/00                  186.64         115.75               124.67
9/30/00                  193.94         109.64               127.68
10/31/00                 207.65         109.18                127.3
11/30/00                 210.23         100.58               119.97
12/31/00                 256.02         101.07                130.8

          NEUBERGER     S&P         S&P
           BERMAN       500      FINANCIAL
            INC.       INDEX       INDEX
          ---------   --------   ---------
10/31/99    90.62      102.90     111.14
11/30/99    86.32      104.99     105.84
12/31/99    77.74      111.17     103.74
1/31/00     77.85      105.59     100.38
2/29/00     80.79      103.60      89.63
3/31/00     88.45      113.73     106.09
4/30/00    103.46      110.30     102.82
5/31/00    110.34      108.04     109.77
6/30/00    146.02      110.71     103.24
7/31/00    156.49      108.98     113.87
8/31/00    186.64      115.75     124.67
9/30/00    193.94      109.64     127.68
10/31/00   207.65      109.18     127.30
11/30/00   210.23      100.58     119.97
12/31/00   256.02      101.07     130.80

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The following is a summary of certain transactions among the Company and its Directors, executive officers and principal stockholders:

    THE EXCHANGE AND INITIAL PUBLIC OFFERING. The Company is a holding company for Neuberger Berman, LLC and Neuberger Berman Management Inc., through which it primarily conducts its business. Until October 1999, Neuberger Berman, LLC and Neuberger Berman Management Inc. were wholly owned by the individuals who were principals of Neuberger Berman, LLC, and their family affiliates.

    Prior to the completion of the initial public offering of the Company's shares in October 1999, these principals and their family affiliates engaged in a series of transactions with the Company (the "Exchange") in which they received shares of Common Stock in exchange for their shares of Neuberger Berman Management Inc. and their limited liability company interests in Neuberger Berman, LLC. Immediately following the Exchange, these principals and their family affiliates were the sole stockholders of the Company.

    Thereafter, the Company and most of these principals and their family affiliates sold shares of Common Stock of the Company in an initial public offering. Immediately following the offering, those principals who continued to be actively employed by the firm and their family affiliates held approximately 72.3% of the Common Stock. In addition, in connection with the offering, shares of the Common Stock were awarded under the firm's defined contribution plan to substantially all of the Company's employees other than principals. Immediately following the offering, these employees owned approximately 8.5% of the Common Stock. The principals and their family affililates have agreed to indemnify the Company for taxes imposed on or with respect to Neuberger Berman, LLC or Neuberger Berman Management Inc. for periods prior to the completion of the Exchange. The Company has agreed to pay to the principals and their family affiliates any tax refunds received in respect of these prior periods.

    STOCKHOLDERS AGREEMENT. The individuals who were principals of Neuberger Berman, LLC, their family affiliates and the Company have entered into a Stockholders Agreement that governs transfers and voting of the shares of Common Stock received by the principals and family affiliates in the Exchange ("Founder Shares").

    TRANSFER RESTRICTIONS. The Stockholders Agreement prohibits any transfers of Founder Shares by the individuals who were principals or their family affiliates prior to January 1, 2002 except in limited circumstances noted below. Thereafter, they may transfer their Founder Shares only as follows:

    (a) (1) In each calendar year beginning on January 1, 2002, they may transfer in the aggregate up to 10% of the aggregate number of Founder Shares initially received by them in the Exchange (plus, in 2002, a number of Founder Shares equal to the amount, if any, by which 15% of the aggregate number of Founder Shares initially received by them in the Exchange exceeds the aggregate number of Founder Shares sold by them in the initial public offering).

       (2) Founder Shares eligible to be transferred in any calendar year but not transferred may be transferred at any time thereafter without restriction.

       (3) Notwithstanding (1) and (2) above, during the three years following the date on which a former principal's employment with Neuberger Berman terminates (the "Employment Termination Date"), that former principal and his or her family affiliates may not transfer any Founder Shares other than their Founder Shares that were eligible to be transferred but were not transferred before the Employment Termination Date.

    (b) Notwithstanding paragraph (a) above, each former principal and his or her family affiliates must at all times continue to hold at least 30% of the aggregate number of Founder Shares initially received by them in the Exchange until the third anniversary of the former principal's Employment Termination Date.

    Notwithstanding paragraphs (a) and (b) above, if a former principal's Employment Termination Date occurs prior to January 1, 2003 for any reason other than death, disability or termination by the firm without cause, that principal and his or her family affiliates may not transfer any Founder Shares prior to January 1, 2007. On and after January 1, 2007, that former principal and his or her family affiliates may in any calendar year transfer in the aggregate a maximum of 20% of the aggregate amount of Founder Shares held by them on the principal's Employment Termination Date. The number of Founder Shares eligible for transfer in any one calendar year but not transferred may be added to the number otherwise eligible to be transferred in any future year.

    Notwithstanding the foregoing, if a former principal's employment with the firm terminates due to disability or death, the principal (or his or her estate) and his or her family affiliates may transfer their Founder Shares without restriction.

    In addition, the Company's Board of Directors (or a body designated by the Board of Directors) has the authority to make exceptions to any or all of the transfer restrictions contained in the Stockholders Agreement and may permit or cause other persons to become party to the agreement.

    VOTING. Prior to any vote of the Company's stockholders, the Stockholders Agreement provides for a separate, preliminary vote of the former principals and their family affiliates (and any additional stockholders who have agreed to vote their shares of Common Stock in accordance with the Stockholders Agreement) on each matter upon which a vote of the stockholders is proposed to be taken. In this preliminary vote, the participating stockholders may vote all of the shares currently owned by them in such manner as each may determine in his, her or its sole discretion. Each must then vote all of their Founder Shares in accordance with the vote of the majority of the shares of Common Stock present (in person or by proxy) and voting in such preliminary vote. Each former principal and family affiliate has granted the Secretary of the Company (or other officer designated by the Secretary) an irrevocable proxy to vote his, her or its Founder Shares in order to give effect to the voting provisions. Former principals and their family affiliates are no longer required to vote in accordance with a preliminary vote under the Stockholders Agreement after the former principals' Employment Termination Date.

    CALL RIGHT. The Stockholders Agreement provides that the Company may repurchase the Founder Shares of a former principal and his or her family affiliates if the principal engages in "Harmful Activity" at any time during his or her employment or during the first three years after leaving. "Harmful Activity" includes: soliciting or accepting business from any financial intermediary (or any employee of a financial intermediary) with which the principal had business contact during the year prior to his or her departure (or, in the case of an action taken during employment, during the prior year); employing or soliciting for employment employees or consultants of the firm; using (other than in seeking new employment) the investment performance record of any mutual fund or client account with which the principal was associated during his or her employment; using or disclosing confidential information of the firm; and publicly disparaging the firm or its former principals. If the Company's Board of Directors (or a body designated by the Board of Directors) determines in good faith that a former principal has engaged in Harmful Activity, the Company may purchase from that principal the excess of the number of Founder Shares received by the former principal and his or her family affiliates in the Exchange over the number of Founder Shares that the principal and his or her family affiliates could have transferred prior to the date on which the principal initially engaged in Harmful Activity. If a former principal does not hold sufficient Founder Shares, the Company may purchase Founder Shares from his or her family affiliates pro rata in accordance with their then current holdings. The purchase price of any Founder Shares the Company purchases in this manner will be $2.00 per share.

    TRANSFER ADMINISTRATION AND DISTRIBUTIONS. The certificates representing the Founder Shares beneficially owned by each former principal and family affiliate are registered in the name of the firm or its nominee and held in the firm's custody at its principal office. During any period in which the Company is in dispute with any former principal regarding his or her obligations under the Stockholders Agreement, the Exchange Agreement or the Non-Competition Agreement, the Company will not release for transfer any Founder Shares of that principal or his or her family affiliates or distribute to them any dividends or distributions received in respect of their Founder Shares.

    AMENDMENTS AND TERM. The Stockholders Agreement may be amended by the Company's Board of Directors (or a body designated by the Board of Directors), provided that any amendment that materially adversely affects the former principals or family affiliates (or any group of former principals or family affiliates) (other than any amendment to cure any ambiguity in the agreement) must be approved by the former principals and family affiliates holding a majority of the Founder Shares then subject to the agreement. The agreement will terminate on the earlier to occur of (i) the first date on which there are no former principals or family affiliates who remain bound by its terms and (ii) the date on which the Company agrees with former principals and family affiliates who are then bound by its terms to terminate the agreement.

    NON-COMPETITION AGREEMENTS. The former principals of Neuberger Berman, LLC, including, among others, Mr. Lane, Mr. Kassen, Mr. Matza, Mr. Sundman and Mrs. Schneider, have also entered into a Non-Competition Agreement, in which they have agreed: not to compete with the firm while they are employed by the firm or during the three years following their Employment Termination Date; and to take all actions (before or after their Employment Termination Date) reasonably requested by the Company's Board of Directors (or a body designated by the Board of Directors) to maintain the business, goodwill and business relationship with any of the firm's clients with whom he or she worked during the term of his or her employment. The obligation not to compete does not apply to a principal that is terminated by the firm without cause.

    LEGAL SERVICES. The law firm of Willkie Farr & Gallagher provides legal services to the Company and its affiliates. Mr. Nusbaum, a Director of the Company, is Chairman and a partner of Willkie Farr & Gallagher.

                           REPORT OF AUDIT COMMITTEE

    Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

    The Board of Directors has established an Audit Committee of three Directors -- Jon C. Madonna (who chairs the Committee), Nathan Gantcher and David W. Glenn. Mr. Madonna and Mr. Glenn became members of the Committee in 2000; Mr. Gantcher became a member of the Committee in January 2001.

    The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent", as required by the applicable listing standards of the New York Stock Exchange. The Board of Directors adopted a formal written charter for the Audit Committee in April 2000, a copy of which is included in this Proxy Statement as Appendix A.

    The Committee has reviewed and discussed the Company's audited financial statements and Annual Report on Form 10-K for the year ended December 31, 2000 with management and Arthur Andersen LLP, the Company's independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as currently in effect.

    The Committee reviewed and discussed with the independent auditors the written disclosures and letter regarding auditors' independence that the firm provided to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the Committee discussed with the independent auditors that firm's independence. Those materials described, among other matters, the firm's performance of audit and non-audit services to the Company during 2000 and the fees paid in connection with audit and non-audit services. The Committee considered these matters and determined that the performance of non-audit services was compatible with maintaining the independence of the firm.

    Based on the review and discussions described above, the Audit Committee

    - recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and

    - approved the selection by the Board of Directors of the Company of Arthur Andersen LLP as independent auditors for 2001, subject to ratification by the stockholders of the Company.

    AUDIT COMMITTEE

    Jon C. Madonna, CHAIR
    Nathan Gantcher
    David W. Glenn

                                   PROPOSAL 2
                       SELECTION OF INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee and subject to ratification by the stockholders, the Board of Directors of the Company has selected Arthur Andersen LLP as independent auditors to report on the consolidated financial statements of the Company for the fiscal year ending December 31, 2001, and to perform such other services as may be required of Arthur Andersen LLP.

    Stockholder ratification of the Board of Directors' selection is not required. However, the Board of Directors considers it desirable to submit the selection of the independent auditors for stockholder ratification. If the stockholders do not ratify the selection of Arthur Andersen LLP as independent auditors, the Board of Directors will consider the selection of other independent auditors.

    One or more representatives of Arthur Andersen LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

    Arthur Andersen LLP served as independent auditors of the Company for the fiscal year ended December 31, 2000. The following is information about the services and the fees received by the firm.

AUDIT FEES

    The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were approximately $470,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Arthur Andersen LLP billed no fees for professional services rendered to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

    The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2000 were approximately $326,000.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                                      2001

                                   PROPOSAL 3
                          EMPLOYEE STOCK PURCHASE PLAN

    On July 18, 2000, the Board of Directors of the Company adopted the Company's Employee Stock Purchase Plan, which was amended and restated as of September 1, 2000 (the "Purchase Plan"). The primary purpose of the Purchase Plan is to provide employees of the Company and subsidiaries of the Company designated by the Board of Directors ("Designated Subsidiaries") with an opportunity to purchase the Common Stock of the Company through accumulated payroll deductions.

    The Company is seeking stockholder approval of the Purchase Plan in order to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The following summary of the Purchase Plan is qualified in its entirety by express reference to the text of the Purchase Plan, a copy of which was filed with the Securities and Exchange Commission.

    The Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of Code. The Company has reserved 500,000 shares of Common Stock for issuance under the Purchase Plan.

    ADMINISTRATION. The Purchase Plan is administered by the Executive Committee of the Board of Directors or such other committee as may be appointed by the Board of Directors (the "Committee"). The Committee, subject to the provisions of the Purchase Plan, has the authority to make rules and regulations for the administration of the Purchase Plan, and to construe and interpret the Purchase Plan.

    ELIGIBILITY. Employees of the Company and its Designated Subsidiaries are eligible to participate if they are customarily employed by the Company, or such Designated Subsidiary, for at least 20 hours per week and have at least one year of service with the Company, or such Designated Subsidiary. However, no employee is eligible to participate who, after the grant of options under the Purchase Plan, owns (including all shares of Common Stock which may be purchased under any outstanding options under the Purchase Plan) 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company. There are approximately 1,000 employees eligible to participate in the Purchase Plan.

    PARTICIPATION. An eligible employee may become a participant in the Purchase Plan (a "Participant") for an Offering Period (as defined below) by completing a subscription agreement ("Subscription Agreement") authorizing payroll deductions. In general, Offering Period means each fiscal quarter, commencing with the first day of such quarter on which national stock exchanges and NASDAQ are open for trading (each, an "Enrollment Date") and ending with the last such day of such calendar quarter (each, an "Exercise Date").

    PAYROLL DEDUCTIONS. A Participant may authorize payroll deductions of a specific percentage of his compensation between 1% and 10%, in increments of 1%, up to a limit of the amount that will purchase no more than $10,000 of Common Stock (based on the fair market value of the Common Stock measured as of each Enrollment Date) in any one calendar year.

    Payroll deductions will commence on the first payroll date on or following the applicable Enrollment Date and will end on the last payroll date in the Offering Period to which such Subscription Agreement applies, unless terminated sooner by the Participant as described below. Deductions are accumulated in a Participant's account ("Account") during the applicable Offering Period.

    A Participant may discontinue participation in the Purchase Plan, as described below, at any time during the Offering Period prior to the 16th day of the month (for the first three Offering Periods of any calendar year) or the 5th day of the month (for the final Offering Period of any calendar year) immediately preceding the Exercise Date for any such Offering Period. Once an Offering Period has begun, a Participant may not increase or decrease the rate of payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate of payroll deductions for the next succeeding Offering Period by filing a new Subscription Agreement with the Company by the 21st day of the month prior to the end of the current Offering Period.

    In the event that any Participant's payroll deductions exceed the limits under the Code, such Participant's payroll deductions will automatically be decreased, until such limits are satisfied.

    GRANT OF OPTION. The Company will grant to each Participant an option, effective on each Enrollment Date, to purchase on the Exercise Date at a price determined as described below (the "Purchase Price") the number of full and fractional shares of Common Stock which his or her accumulated payroll deductions on the Exercise Date will purchase at the Purchase Price. The Purchase Price for each Offering Period will be 85% of the fair market value of the Common Stock on the Exercise Date. For purposes of the Purchase Plan, the fair market value of the Common Stock on any date will be the average of the high and low sales prices of the Common Stock on the New York Stock Exchange on the determination date.

    EXERCISE OF OPTION. Unless a Participant withdraws from the Purchase Plan, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full and fractional shares subject to the option will be purchased for such Participant at the Purchase Price with the accumulated payroll deductions in his Account, subject to the $10,000 limit and any other applicable limit under the Code.

    No Participant may, in any calendar year, purchase a number of shares of Common Stock under this Purchase Plan which, together with all other shares of stock of the Company which he may be entitled to purchase in such year under all other employee stock purchase plans of the Company and its subsidiaries which meet the requirements of Section 423(b) of the Code, have an aggregate fair market value (measured as of the Enrollment Date of each such Offering Period) in excess of $25,000.

    HOLDING PERIOD. Shares of Common Stock acquired through the Purchase Plan will be held by the Company for the benefit of the applicable Participant. Such shares are nontransferable for a period of one year following the applicable Exercise Date (the "Restricted Period"). The Company will continue to hold, for the benefit of the Participant, such shares until the second anniversary of the beginning of the Offering Period in which the shares were purchased (the "Excess Holding Period"). During the Restricted Period, the Committee may determine to allow a Participant to use the Common Stock as consideration in payment of the exercise price of any options issued to the Participant pursuant to the 1999 Neuberger Berman Inc. Long-Term Incentive Plan (the "Option Plan"), and during the Excess Holding Period, upon written notice to the Committee, the Participant will be entitled to use such shares of Common Stock as consideration in payment of the exercise price for any options issued pursuant to the Option Plan. In addition, during the Excess Holding Period, a Participant may, upon written notice to the Committee, request that such shares be sold in the open market and the cash proceeds delivered to the Participant.

    DELIVERY. As promptly as practicable after the expiration of each Excess Holding Period, the Company will arrange for the full and fractional shares of Common Stock to be delivered to a Participant's brokerage account maintained by Neuberger Berman, LLC. The shares shall be held in such brokerage account until such time as the Participant, or his designated beneficiary or estate in the event of the Participant's death, requests that any shares be sold and the proceeds distributed to such Participant, or his beneficiary or estate.

    VOTING OF SHARES; DIVIDENDS. All full shares of Common Stock held by the Company during the Restricted Period or the Excess Holding Period or thereafter in a Participant's brokerage account shall be voted by the Participant. Dividends accruing on shares of Common Stock held by the Company or in a Participant's brokerage account shall be paid to such Participant in the normal course as if such Participant held the shares.

    TERMINATION OF EMPLOYMENT. Upon a Participant's ceasing to be an employee of the Company, or any of its Designated Subsidiaries, for any reason, he or she will be deemed to have elected to withdraw from the Purchase Plan, all unused payroll deductions credited to his or her Account will be returned to the Participant or, in the case of his or her death, his or her designated beneficiary, and his or her options will be automatically terminated. In the event a Participant ceases to be an employee of the Company, or any of its Designated Subsidiaries, on account of death, disability or retirement, such Participant, or his or her designated beneficiary, may choose to have any already accumulated payroll deductions remain in the Purchase Plan for the remainder of the Offering Period in which such cessation of employment occurs to be used to purchase shares on the next Exercise Date. The restrictions during the Restricted Period and Excess Holding Period will continue to apply.

    NONTRANSFERABILITY. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant.

    ADJUSTMENTS RELATING TO SHARES. The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Purchase Plan, the number of shares of Common Stock covered by each outstanding option, and the purchase price thereof for each such option will be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock affected without receipt of consideration by the Company or in the event of any change in applicable laws or circumstances which results in any substantial dilution.

    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date").

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors.

    AMENDMENT AND TERMINATION OF THE PURCHASE PLAN. The Board of Directors may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in "Adjustments Relating to Shares" above, no such termination may adversely affect options previously granted; provided, that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board of Directors determines that the termination of the Purchase Plan is in the best interests of the Company and its stockholders.

    Without stockholder consent and without regard to whether any Participant's rights may be considered to have been "adversely affected," the Board of Directors (or the Committee) may change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's compensation, and establish such other limitations or procedures as the Board of Directors (or the Committee) finds, in its sole discretion, advisable and consistent with the Purchase Plan.

    REQUIREMENT FOR STOCKHOLDER APPROVAL. In the event that the Company's stockholders do not approve the Purchase Plan, the Purchase Plan will not qualify as an Employee Stock Purchase Plan under Section 423 of the Code and the options granted under the Purchase Plan will not receive the special tax treatment afforded options granted under such Employee Stock Purchase Plans.

    TERM OF PURCHASE PLAN. The Purchase Plan became effective upon its adoption by the Board of Directors on July 18, 2000. It will continue in effect for a term of ten years thereafter unless terminated sooner.

    MARKET VALUE. The closing price of the Common Stock on the New York Stock Exchange on March 19, 2001 was $67.70 per share.

    FEDERAL INCOME TAX CONSEQUENCES. The following is a brief discussion of the Federal income tax consequences of transactions under the Purchase Plan based on the Code. The Purchase Plan is not qualified under Section 401(a) of the Code. This discussion does not address all aspects of Federal income taxation and does not describe state or local tax consequences.

    Under Section 423(a) of the Code, the transfer of a share of Common Stock to a Participant pursuant to the Purchase Plan is entitled to the benefits of
Section 421(a) of the Code. Under that Section, a Participant will not be required to recognize income at the time the option is granted (the Enrollment
Date) or at the time the option is exercised (the Exercise Date). Section 423(c) of the Code requires that, provided the holding periods described below are met, when the shares of Common Stock acquired during an Offering Period pursuant to the Purchase Plan are sold or otherwise disposed of in a taxable transaction (or in the event of the death of the Participant while owning such shares whether or not the holding period requirements are met), the Participant will recognize income subject to Federal income tax as "ordinary income," for the taxable year in which disposition or death occurs, in an amount equal to the lesser of
(i) the excess of the fair market value of the Common Stock at the time of such disposition or death over the amount paid for such shares, or (ii) the excess of the fair market value of the Common Stock on the Enrollment Date of the applicable Offering Period over the Purchase Price. Such recognition of income upon disposition shall have the effect of increasing the taxable basis of the shares in the Participant's possession by an amount equal to the income subject to Federal income tax. Any additional gain or loss resulting from the disposition (provided it is not a disqualifying disposition), measured by the difference between the amount paid for the shares and the amount realized (less the amount recognized as income as described above), will be recognized by the Participant as long-term capital gain or loss. Currently, no portion of the amount received pursuant to such a disposition will be subject to withholding for Federal income taxes, or be subject to FICA or FUTA taxes. This withholding and FICA and FUTA tax treatment may be subject to change for purchases occurring on and after January 1, 2003.

    The Company will not be entitled to any deduction in the determination of its taxable income with respect to the Purchase Plan, except in connection with a disqualifying disposition as discussed below.

    In order for a Participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 423(a) requires that the Participant make no disposition of the shares acquired during an Offering Period within two years from the Enrollment Date or within one year from the Exercise Date of the Offering Period.

    If a Participant disposes of Common Stock acquired pursuant to the Purchase Plan before the expiration of the holding period requirements set forth above (a "disqualifying disposition"), the Participant will realize, at the time of the disposition, "ordinary income" to the extent the fair market value of the Common Stock on the Exercise Date exceeds the amount paid for the shares. The difference between the fair market value of the Common Stock on the Exercise Date and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the Participant's holding period in the Common Stock. The amount treated as "ordinary income" is not currently subject to the income tax withholding requirements of the Code and FICA withholding requirements. This withholding treatment may be subject to change for dispositions occurring on and after January 1, 2003. At the time of such disqualifying disposition, the Company will be entitled to deduct an amount in the determination of its taxable income equal to the amount taken into "ordinary income" by the Participant.

    If the stockholders of the Company fail to approve the Purchase Plan within twelve months of the date of the Purchase Plan's adoption by the Board of Directors, a Participant will realize, with respect to each option granted under the Purchase Plan, "ordinary income" in the year of exercise to the extent the fair market value of the Common Stock on the Exercise Date exceeds the amount paid for the shares. The difference between the fair market value of the Common Stock on the Exercise Date and the amount realized on any subsequent disposition is treated as long-term or short-term capital gain or loss, depending on the Participant's holding period in the Common Stock. The amount treated as "ordinary income" will be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The Company will be entitled to deduct an amount in the determination of its taxable income equal to the amount taken into "ordinary income" by the Participant.

    NEW PLAN BENEFITS. Because participation in the Purchase Plan is entirely within the discretion of the eligible employees of the Company and any Designated Subsidiary, the Company cannot forecast the extent of participation in the future.

    RECOMMENDATION AND VOTE. Approval of the Employee Stock Purchase Plan Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the annual meeting, and entitled to vote thereon.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's executive officers, Directors and persons who own more than 10% of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations from reporting persons, the Company believes that for the fiscal year ended December 31, 2000, its executive officers, Directors and greater than 10% beneficial owners complied with all such filing requirements.

                          FUTURE STOCKHOLDER PROPOSALS

    Stockholders who intend to present a proposal at the 2002 annual meeting and wish to have that proposal included in the Company's proxy statement for that annual meeting must submit the proposal in writing to the Secretary of the Company at the address on the cover page of this proxy statement. The proposal must be received no later than November 23, 2001.

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters that will be presented at the annual meeting. However, if other matters properly come before the meeting, the people named in the proxy card intend to take such action in their discretion.

                    COST OF ANNUAL MEETING AND SOLICITATION

    The Company pays the entire cost of the annual meeting and of soliciting proxies from the stockholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegram by Directors, officers or regular employees of the Company, who will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company also intends to make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock and reimburse such brokerage firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                      VOTING BY TELEPHONE OR THE INTERNET

    You may vote your shares by mail, by telephone or using the Internet. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

    Unless otherwise printed on your proxy card, votes submitted by telephone or the Internet must be received by 5:00 P.M., New York time, on May 9, 2001. Submitting your vote by telephone or using the Internet will not affect your right to vote in person if you decide to attend the annual meeting.

    The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and confirm that the voting instructions have been properly recorded. Stockholders voting using the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

    The Company will provide a free copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 to any stockholder of record and beneficial owners at the close of business on March 15, 2001. Requests should be in writing to the Secretary of the Company at the address on the cover page of this proxy statement.

    The principal executive offices of the Company are located at 605 Third Avenue, New York, New York 10158, and the Company's telephone number is (212) 476-9000.

                                          By Order of the Board of Directors,
                                          /s/ Kevin Handwerker

                                          Kevin Handwerker
                                          SECRETARY
                                          NEUBERGER BERMAN INC.
                                          605 Third Avenue
                                          New York, New York 10158

                                   APPENDIX A
                             NEUBERGER BERMAN INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

    The primary purpose of the Board of Directors (the "Board") is to represent the interests of the stockholders of Neuberger Berman Inc. ("NB" or the "Company"). The Audit Committee (the "Committee") shall assist the Board in monitoring (1) the integrity of the Company's financial statements and system of financial reporting, (2) the Company's compliance with legal and regulatory requirements and (3) the independence and performance of the Company's independent auditors. In this capacity, the Committee provides oversight and guidance with respect to:

    - the financial reports and other financial information provided by NB to any governmental or regulatory body, the public or other users thereof;

    - the systems of internal accounting and financial controls;

    - the annual independent audit of NB's financial statements; and

    - the legal and compliance programs as established by management and the Board.

    The Committee recognizes that NB management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management team, which includes the internal audit staff as well as the independent auditors, has more knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

    The Committee has the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any person or firm retained by the Committee may be discharged only by the Committee. Fees and expenses for such services shall be established and approved by the Committee and paid by the Company.

    The Committee shall make regular reports to the Board. On an annual basis, the Committee shall review the adequacy of this Charter and submit it to the Board for its review and approval.

ORGANIZATION AND ADMINISTRATION

    MEMBERSHIP

    The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. All of the members will be directors who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one Committee member must have accounting or financial management experience.

    The Committee shall be comprised initially of two independent directors and a third independent director will be appointed by June 2001.

    APPOINTMENT AND TERM

    Each member of the Committee shall serve for a term of one year or until his/her successor is duly appointed and qualified. Any vacancy on the Committee may be filled by a majority vote of the Board.

    QUORUM AND VOTING

    The quorum and voting procedures of the Committee are set forth in the By-Laws of the Company.

    MEETING FREQUENCY

    The Committee will meet, at a minimum, before every meeting of the Board of Directors which is scheduled to review the quarterly earnings release. In addition, the Committee may call a meeting as it so determines in order to discharge its duties under this Charter.

KEY RESPONSIBILITIES

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. In connection therewith, the Committee shall:

    - Review with management and the independent auditors the audited financial statements, as well as the form and content of Management's Discussion and Analysis, to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as it may be modified or supplemented(1).

    - Review, in conjunction with the Board of Directors, the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q to be filed with Securities and Exchange Commission prior to the Company's filing of the Form 10-Q.

    - Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

    - The Committee shall discuss with the independent auditors the auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial statements and as selected by management.

    - Recommend to the Board the appointment of the independent auditors, which such firm is ultimately accountable to the Committee and the Board, approve the fees to be paid to the independent auditors and evaluate their performance. In addition, the Committee shall receive periodic reports from the independent auditors regarding the auditor's independence and recommend that the Board take appropriate action to insure the independence of the auditor.

    - Request from the outside auditors annually, a formal written statement delineating all relationships between the independent auditors and their related entities and the Company and its related

------------------------

(1) SAS No. 61 ("Communication with Audit Committees") requires independent auditors to inform the audit committee of certain matters, including among others (a) methods used to account for significant unusual transactions,
    (b) the process used by management in formulating sensitive accounting estimates and the basis of the auditors' conclusion as to the reasonableness of those estimates and (c) disagreements with management over the application of accounting principles.

      entities consistent with Independence Standards Board Standard Number 1, as it may be modified or supplemented.

    - Review the appointment or replacement of the Company's senior internal auditor.

    - Discuss with management and the independent auditors the quality and adequacy of the Company's internal controls and review the significant reports to management prepared by the internal auditing department and management's responses.

    - Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    - Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    - Meet at least annually with the chief financial officer, the senior internal auditor and the independent auditors in separate executive sessions.

    - Review and reassess the adequacy of this Charter annually.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                              [LOGO]

                                                       Neuberger Berman Inc.
                                                       605 Third Avenue
                                                       New York, NY 10158-3698
                                                       www.nb.com

B0320

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             NEUBERGER BERMAN INC.

                                  MAY 10, 2001

                                PRELIMINARY VOTE

                             -----------------------
                              VOTING INSTRUCTIONS
                             -----------------------

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PRELIMINARY BALLOT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PRELIMINARY BALLOT AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR CONTROL NUMBER IS _____________


              v Please Detach and Mail in the Envelope Provided v
--------------------------------------------------------------------------------

      Please mark your
A |X| votes as in this
      example in blue
      or black ink.

                                    WITHHOLD
                     FOR           AUTHORITY
                all nominees    for all nominees
               listed at right  listed at right

1. Election of       |_|              |_|
   Directors.

(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

NOMINEES: Richard A. Cantor
          Nathan Gantcher
          David W. Glenn
          Michael M. Kassen
          Jeffrey B. Lane
          Jon C. Madonna
          Robert Matza
          Jack H. Nusbaum
          Heidi L. Schneider
          Marvin C. Schwartz
          Peter E. Sundman
          Lawrence Zicklin

                                                  FOR     AGAINST   ABSTAIN
2. Proposal to ratify the selection of Arthur     |_|       |_|       |_|
   Andersen LLP as the independent auditors of the Company for the fiscal year ending
   December 31, 2001

3. Proposal to ratify the Company's Employee      |_|       |_|       |_|
   Stock Purchase Plan

4. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

            Mark here if you intend to attend the meeting and if your |_|
              address has changed, please indicate new address below:

PLEASE MARK, SIGN, DATE AND RETURN THE PRELIMINARY BALLOT PROMPTLY AND BY NO LATER THAN APRIL 20, 2001 IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED UNLESS YOU HAVE VOTED BY TELEPHONE OR INTERNET.

SIGNATURE ________________________________________________ Date __________, 2001

NOTE: Please sign exactly as your name appears hereon. If you are signing for the stockholder, please sign the stockholder's name and your own name and state the capacity in which you are signing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        P R E L I M I N A R Y  V O T E

                 PRELIMINARY VOTE UNDER STOCKHOLDERS AGREEMENT
                       PRELIMINARY BALLOT TO SECRETARY OF

                             NEUBERGER BERMAN INC.

        FOR THE ANNUAL MEETING OF STOCKHOLDERS OF NEUBERGER BERMAN INC.
                         AT 10:00 A.M. ON MAY 10, 2001

The undersigned, as a party to the Stockholders Agreement dated as of August 2, 1999 among Neuberger Berman Inc. (the "Company") and certain individuals and family affiliates (the "Agreement"), hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Stockholders (the "Annual Meeting") and the Proxy Statement.

Under the Agreement, a preliminary vote of the undersigned and certain other parties to the Agreement is being taken ("Preliminary Vote") before the vote of the stockholders of the Company at the Annual Meeting.

The undersigned hereby casts a Preliminary Vote. Following the tabulation of the Preliminary Vote, all undersigned's shares subject to the Agreement will be voted according to the vote of the majority of the shares voted in the Preliminary Vote.

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 5:00 P.M. EASTERN TIME ON APRIL 20, 2001.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PRELIMINARY BALLOT PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR PRELIMINARY VOTE BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PRELIMINARY BALLOT.

YOU MAY ALSO CAST YOUR PRELIMINARY VOTE BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE PRELIMINARY BALLOT AVAILABLE WHEN YOU CALL.

YOU MAY ALSO CAST YOUR PRELIMINARY VOTE USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             NEUBERGER BERMAN INC.

                                  MAY 10, 2001

                          -----------------------------
                            PROXY VOTING INSTRUCTIONS
                          -----------------------------

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR CONTROL NUMBER IS _____________


              v Please Detach and Mail in the Envelope Provided v
--------------------------------------------------------------------------------

      Please mark your
A |X| votes as in this
      example in blue
      or black ink.

                                    WITHHOLD
                     FOR           AUTHORITY
                all nominees    for all nominees
               listed at right  listed at right

1. Election of       |_|              |_|
   Directors.

(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

NOMINEES: Richard A. Cantor
          Nathan Gantcher
          David W. Glenn
          Michael M. Kassen
          Jeffrey B. Lane
          Jon C. Madonna
          Robert Matza
          Jack H. Nusbaum
          Heidi L. Schneider
          Marvin C. Schwartz
          Peter E. Sundman
          Lawrence Zicklin

                                                  FOR     AGAINST   ABSTAIN
2. Proposal to ratify the selection of Arthur     |_|       |_|       |_|
   Andersen LLP as the independent auditors of the Company for the fiscal year ending
   December 31, 2001

3. Proposal to ratify the Company's Employee      |_|       |_|       |_|
   Stock Purchase Plan

4. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

            Mark here if you intend to attend the meeting and if your |_|
              address has changed, please indicate new address below:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY AND BY NO LATER THAN APRIL 20, 2001 IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED UNLESS YOU HAVE VOTED BY TELEPHONE OR INTERNET.

SIGNATURE ________________________________________________ Date __________, 2001

NOTE: Please sign exactly as your name appears hereon. If you are signing for the stockholder, please sign the stockholder's name and your own name and state the capacity in which you are signing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             NEUBERGER BERMAN INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         AT 10:00 A.M. ON MAY 10, 2001

      The undersigned hereby appoints KEVIN HANDWERKER and MATTHEW S. STADLER, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postponements of such meeting (the "Annual Meeting"), on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, such proxy will be voted FOR approval of Proposals 1, 2 and 3. All ABSTAIN votes will be counted in determining the existence of a quorum at the Annual Meeting, but will have the same effect as a vote AGAINST Proposals 2 and 3.

The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Stockholders and the Proxy Statement.

IN ORDER FOR YOUR VOTE TO BE SUBMITTED BY PROXY, YOU MUST (I) PROPERLY COMPLETE THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS OR (II) PROPERLY COMPLETE AND RETURN THIS PROXY CARD IN ORDER THAT IN EITHER CASE, YOUR VOTE IS RECEIVED NO LATER THAN 5:00 P.M. EASTERN TIME ON MAY 9, 2001.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR PROXY BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.

YOU MAY ALSO VOTE BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

YOU MAY ALSO VOTE USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS OF
                              NEUBERGER BERMAN INC.

                                  MAY 10, 2001


              v Please Detach and Mail in the Envelope Provided v
--------------------------------------------------------------------------------

      Please mark your
A |X| votes as in this
      example in blue
      or black ink.

                                    WITHHOLD
                     FOR           AUTHORITY
                all nominees    for all nominees
               listed at right  listed at right

1. Election of       |_|              |_|
   Directors.

(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

NOMINEES: Richard A. Cantor
          Nathan Gantcher
          David W. Glenn
          Michael M. Kassen
          Jeffrey B. Lane
          Jon C. Madonna
          Robert Matza
          Jack H. Nusbaum
          Heidi L. Schneider
          Marvin C. Schwartz
          Peter E. Sundman
          Lawrence Zicklin

                                                  FOR     AGAINST   ABSTAIN
2. Proposal to ratify the selection of Arthur     |_|       |_|       |_|
   Andersen LLP as the independent auditors of the Company for the fiscal year ending
   December 31, 2001

3. Proposal to ratify the Company's Employee      |_|       |_|       |_|
   Stock Purchase Plan

4. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

            Mark here if you intend to attend the meeting and if your |_|
              address has changed, please indicate new address below:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

SIGNATURE ________________________________________________ Date __________, 2001

NOTE: Please sign exactly as your name appears hereon. If you are signing for the stockholder, please sign the stockholder's name and your own name and state the capacity in which you are signing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             NEUBERGER BERMAN INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         AT 10:00 A.M. ON MAY 10, 2001

      The undersigned hereby appoints KEVIN HANDWERKER and MATTHEW S. STADLER, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated annual meeting, and at any and all adjournments or postponements of such meeting (the "Annual Meeting"), on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, such proxy will be voted FOR approval of Proposals 1, 2 and 3. All ABSTAIN votes will be counted in determining the existence of a quorum at the Annual Meeting, but will have the same effect as a vote AGAINST Proposals 2 and 3.

The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Stockholders and the Proxy Statement.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             NEUBERGER BERMAN INC.

                                  MAY 10, 2001

                                INSTRUCTION CARD

                             -----------------------
                              VOTING INSTRUCTIONS
                             -----------------------

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR INSTRUCTION CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE INSTRUCTION CARD AVAILALBE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR CONTROL NUMBER IS _____________


              v Please Detach and Mail in the Envelope Provided v
--------------------------------------------------------------------------------

      Please mark your
A |X| votes as in this
      example in blue
      or black ink.

                                    WITHHOLD
                     FOR           AUTHORITY
                all nominees    for all nominees
               listed at right  listed at right

1. Election of       |_|              |_|
   Directors.

(INSTRUCTIONS: IF YOU WISH TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

NOMINEES: Richard A. Cantor
          Nathan Gantcher
          David W. Glenn
          Michael M. Kassen
          Jeffrey B. Lane
          Jon C. Madonna
          Robert Matza
          Jack H. Nusbaum
          Heidi L. Schneider
          Marvin C. Schwartz
          Peter E. Sundman
          Lawrence Zicklin

                                                  FOR     AGAINST   ABSTAIN
2. Proposal to ratify the selection of Arthur     |_|       |_|       |_|
   Andersen LLP as the independent auditors of the Company for the fiscal year ending
   December 31, 2001

3. Proposal to ratify the Company's Employee      |_|       |_|       |_|
   Stock Purchase Plan

4. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

            Mark here if you intend to attend the meeting and if your |_|
              address has changed, please indicate new address below:

PLEASE MARK, SIGN, DATE AND RETURN THE INSTRUCTION CARD PROMPTLY AND BY NO LATER THAN APRIL 20, 2001 IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED UNLESS YOU HAVE VOTED BY TELEPHONE OR INTERNET.

SIGNATURE ________________________________________________ Date __________, 2001

NOTE: Please sign exactly as your name appears hereon. If you are signing for the stockholder, please sign the stockholder's name and your own name and state the capacity in which you are signing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         I N S T R U C T I O N  C A R D

         NEUBERGER BERMAN EMPLOYEE DEFINED CONTRIBUTION STOCK INCENTIVE
          PLAN INSTRUCTIONS TO NEUBERGER BERMAN TRUST COMPANY, TRUSTEE,
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

                              NEUBERGER BERMAN INC.

                          AT 10:00 A.M. ON MAY 10, 2001

The undersigned, as a Participant in the Neuberger Berman Employee Defined Contribution Stock Incentive Plan (the "Plan"), hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Stockholders and the Proxy Statement with respect to the Annual Meeting of Stockholders of Neuberger Berman Inc. (the "Annual Meeting").

Under the terms of the Plan, each Participant in the Plan is entitled to instruct Neuberger Berman Trust Company, as Trustee of the Plan (the "Trustee"), how to vote the shares allocated to the Participant. Shares allocated to the Participant for which the Trustee does not receive instructions will not be voted. The Participant's instructions to the Trustee will be confidential.

The undersigned hereby instructs the Trustee as to the manner in which the Trustee's voting rights will be exercised with respect to the voting of such stock as is allocated to the Participant, on the matters set forth on the reverse side of this Instruction Card, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting.

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 5:00 P.M. EASTERN TIME ON APRIL 20, 2001 IN ORDER FOR THE TRUSTEE TO VOTE YOUR SHARES.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS INSTRUCTION CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU HAVE SUBMITTED YOUR INSTRUCTIONS BY TELEPHONE OR THE INTERNET THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION CARD.

YOU MAY ALSO GIVE INSTRUCTIONS BY TELEPHONE BY CALLING 1-800-PROXIES (1-800-776-9437) AND FOLLOW THE DIRECTIONS. HAVE YOUR CONTROL NUMBER AND THE INSTRUCTION CARD AVAILABLE WHEN YOU CALL.

YOU MAY ALSO GIVE INSTRUCTIONS USING THE INTERNET AT WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN DIRECTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

--------------------------------------------------------------------------------

NEUBERGER BERMAN INC.
605 Third Avenue
New York, NY 10158-3698                                                               [LOGO]
Tel 212.476.9000

                                          March 27, 2001

Dear Fellow Stockholder:

    We're pleased to enclose materials for our 2001 Annual Meeting of Stockholders of Neuberger Berman Inc.

    Employees who are participants in our Wealth Accumulation Plan and Employee Stock Purchase Plan have the right to vote their shares directly. The enclosed proxy card shows the total number of shares you have under the WAP, the ESPP, or both.

    For your convenience, we have made arrangements so that you can vote by telephone, using the Internet or by completing the enclosed proxy card. Information on using the telephone or Internet can be found on the card. Whatever method you choose, please vote promptly.

    This is an important opportunity for you to participate as a stockholder.

                                          Sincerely,

                                          /s/ Jeffrey B. Lane

                                          Jeffrey B. Lane

B0323

NEUBERGER BERMAN INC.
605 Third Avenue
New York, NY 10158-3698                                                               [LOGO]
Tel 212.476.9000

                                          March 27, 2001

Dear Fellow Stockholder:

    We're pleased to enclose materials for our 2001 Annual Meeting of Stockholders of Neuberger Berman Inc.

    As a participant in the Employee Defined Contribution Stock Incentive Plan, you have the right to instruct Neuberger Berman Trust Company, the Trustee of the Plan, as to how to vote the shares that have been allocated to you under the Plan. Your instructions will be tallied confidentially by an outside firm and neither the Trustee nor our Company will know your choices.

    For your convenience, we have made arrangements so that you can give your instructions by telephone, using the Internet or by completing the enclosed card. Information on using the telephone or Internet can be found on the card. Whatever method you choose, please respond promptly with your instructions, in any case no later than April 20, 2001.

    This is an important opportunity for you to participate as a stockholder.

                                          Sincerely,
                                          /s/ Jeffrey B. Lane

                                          Jeffrey B. Lane

B0424